Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisitions [Text Block]
Note 3 – Acquisitions
Sequent Acquisition
On July 1, 2021, we completed the Sequent Acquisition in which we acquired 100 percent of Sequent Energy Management, L.P. and Sequent Energy Canada, Corp. Total consideration for this acquisition was $159 million, which included $109 million related to working capital.
Operations acquired in the Sequent Acquisition focus on risk management and the marketing, trading, storage, and transportation of natural gas for a diverse set of natural gas utilities, municipalities, power generators, and producers, as well as moving gas to markets through transportation and storage agreements on strategically positioned assets, including our Transco system. The purpose of the Sequent Acquisition was to expand our natural gas marketing activities as well as optimize our pipeline and storage capabilities with expansions into new markets to reach incremental gas-fired power generation, liquified natural gas exports, and future renewable natural gas and other emerging opportunities.
The Sequent Acquisition was accounted for as a business combination, which requires, among other things, that identifiable assets acquired and liabilities assumed be recognized at their acquisition date fair values.
Pro forma revenues and earnings as if the Sequent Acquisition had been completed on January 1, 2020, are not materially different from our historical results for the years ended December 31, 2021 and 2020. During the period from the acquisition date of July 1, 2021 to December 31, 2021, results for the operations acquired in the Sequent Acquisition included net product sales of $(43) million (including $80 million of purchases from affiliates), net loss on commodity derivatives of $43 million, and unfavorable Modified EBITDA (as defined in Note 20 – Segment Disclosures) of $112 million. Both the net loss on commodity derivatives and Modified EBITDA amounts reflect a net unrealized loss on commodity derivatives of $109 million for the period.
Costs related to the Sequent Acquisition are approximately $5 million and are included in Selling, general, and administrative expenses in our Consolidated Statement of Income.
The following table presents the allocation of the acquisition date fair value of the major classes of the assets acquired, which are presented in the Gas & NGL Marketing Services segment, and liabilities assumed at July 1, 2021. The fair value of accounts receivable acquired equals contractual amounts receivable. Preliminary fair value measurements were made for certain acquired assets and liabilities, primarily intangible assets; however, adjustments to those measurements may be made in subsequent periods, up to one year from the acquisition date, as new information related to facts and circumstances as of the acquisition date may be identified. The fair value of the intangible assets were measured using an income approach. The inventory acquired relates to natural gas in underground storage. The fair value of this inventory was based on the market price of the underlying commodity at the acquisition date. See Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk for the valuation techniques used to measure fair value of derivative assets and liabilities.

(Millions)
Cash and cash equivalents	$8
Trade accounts and other receivables – net	498
Inventories	121
Other current assets and deferred charges	4
Commodity derivatives included in other current assets and deferred charges	57
Property, plant, and equipment – net	5
Intangible assets	306
Regulatory assets, deferred charges, and other	3
Commodity derivatives included in regulatory assets, deferred charges, and other	49
Total assets acquired	$1,051

Accounts payable	$514
Accrued liabilities	46
Commodity derivatives included in accrued liabilities	116
Regulatory liabilities, deferred income, and other	1
Commodity derivatives included in regulatory liabilities, deferred income, and other	215
Total liabilities assumed	$892

Net assets acquired	$159
Accounts receivable and accounts payable
The operations acquired in the Sequent Acquisition provide services to retail and wholesale gas marketers, utility companies, upstream producers, and industrial customers. See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies for our policy regarding netting receivables and payables.
Intangible assets
Intangible assets are primarily related to transportation and storage capacity contracts. The basis for determining the value of these intangible assets was estimated future net cash flows to be derived from acquired transportation and storage capacity contracts that provide future economic benefits due to their market location, discounted using an industry weighted-average cost of capital. This intangible asset is being amortized based on the expected benefit period over which the underlying contracts are expected to contribute to our cash flows ranging from 1 year to 8 years. As a result, we expect a significant portion of the amortization to be recognized within the first few years of this range. See Note 11 – Intangible Assets.
Commodity derivatives
We are exposed to commodity price risk. To manage this volatility, we use various contracts in our marketing and trading activities that generally meet the definition of derivatives. We enter into commodity-related derivatives to economically hedge exposures to natural gas and retain exposure to price changes that can, in a volatile energy market, be material and can adversely affect our results of operations; see Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies for our accounting policy for derivatives.
UEOM
As of December 31, 2018, we owned a 62 percent interest in Utica East Ohio Midstream LLC (UEOM) which we accounted for as an equity-method investment. On March 18, 2019, we signed and closed the acquisition of the remaining 38 percent interest in UEOM. Total consideration paid, including post-closing adjustments, was $741 million in cash funded through credit facility borrowings and cash on hand, net of $13 million cash acquired. As a result of acquiring this additional interest, we obtained control of and consolidated UEOM.
UEOM is involved primarily in the processing and fractionation of natural gas and NGLs in the Utica Shale play in eastern Ohio. The purpose of the acquisition was to enhance our position in the region. We expect synergies through common ownership of UEOM and our Ohio Valley midstream systems to create a more efficient platform for capital spending in the region, resulting in reduced operating and maintenance expenses and creating enhanced capabilities and benefits for producers in the area.
The acquisition of UEOM was accounted for as a business combination, which requires, among other things, that identifiable assets acquired and liabilities assumed be recognized at their acquisition date fair values. In March 2019, based on the transaction price for our purchase of the remaining interest in UEOM as finalized just prior to the acquisition, we recognized a $74 million noncash impairment loss related to our existing 62 percent interest (see Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk). Thus, there was no gain or loss on remeasuring our existing equity-method investment to fair value due to the impairment recognized just prior to closing the acquisition of the additional interest.
The valuation techniques used to measure the acquisition date fair value of the UEOM acquisition consisted of the market approach for our previous equity-method investment in UEOM and the income approach (excess earnings method) for valuation of intangible assets and depreciated replacement costs for property, plant, and equipment.
The following table presents the allocation of the acquisition date fair value of the major classes of the assets acquired, which are presented in the Northeast G&P segment, and liabilities assumed, including post closing purchase price adjustments. The net assets acquired reflect the sum of the consideration transferred and the noncash elimination of the fair value of our existing equity-method investment upon our acquisition of the additional interest. The fair value of accounts receivable acquired, presented in current assets in the table, equals contractual amounts receivable.

(Millions)
Current assets, including $13 million cash acquired	$56
Property, plant, and equipment	1,387
Other intangible assets	328
Total identifiable assets acquired	1,771

Current liabilities	7
Total liabilities assumed	7

Net identifiable assets acquired	1,764

Goodwill	187
Net assets acquired	$1,951
The goodwill recognized in the acquisition related primarily to enhancing and diversifying our basin positions and is reported within the Northeast G&P segment. Substantially all of the goodwill is deductible for tax purposes. The goodwill represented the excess of the consideration, plus the fair value of any previously held equity interest, over the fair value of the net assets acquired.
The goodwill recognized in the UEOM acquisition of $187 million, which includes a $1 million adjustment recorded in the first quarter of 2020, was impaired during first quarter of 2020. Our partner’s $65 million share of this impairment is reflected within Net income (loss) attributable to noncontrolling interests in our Consolidated Statement of Income (see Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk).
Other intangible assets recognized in the acquisition are related to contractual customer relationships from gas gathering, processing, and fractionation agreements with our customers. See Note 11 – Intangible Assets for a discussion of the valuation and amortization of these intangible assets.
The following unaudited pro forma Revenues and Net income (loss) attributable to The Williams Companies, Inc. for the year ended December 31, 2019 are presented as if the UEOM acquisition had been completed on January 1, 2018. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated, nor do they purport to project Revenues or Net income (loss) attributable to The Williams Companies, Inc. for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transaction or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

Year Ended December 31,
2019
(Millions)
Revenues	$8,233
Net income (loss) attributable to The Williams Companies, Inc.	928
Adjustments to pro forma Net income (loss) attributable to The Williams Companies, Inc. include the removal of the previously described $74 million impairment loss recognized in March 2019 just prior to the acquisition.
During the period from the acquisition date of March 18, 2019 to December 31, 2019, UEOM contributed Revenues of $179 million and Net income (loss) attributable to The Williams Companies, Inc. of $53 million.
Costs related to this acquisition are $4 million and are reported within our Northeast G&P segment and included in Selling, general, and administrative expenses in our Consolidated Statement of Income for the year ended December 31, 2019.
Northeast JV
Concurrent with the UEOM acquisition, we executed an agreement whereby we contributed our consolidated interests in UEOM and our Ohio Valley midstream business to a newly formed partnership. In June 2019, our partner invested approximately $1.33 billion for a 35 percent ownership interest, and we retained 65 percent ownership of, as well as operate and consolidate, the Northeast JV business. The change in ownership due to this transaction increased Noncontrolling interests in consolidated subsidiaries by $567 million, and decreased Capital in excess of par value by $426 million and Deferred income tax liabilities by $141 million in our Consolidated Balance Sheet as of December 31, 2019. Costs related to this transaction are $6 million and are reported within our Northeast G&P segment and included in Selling, general, and administrative expenses in our Consolidated Statement of Income for the year ended December 31, 2019.